UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5357

DWS Blue Chip Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2009

Annual Report to Shareholders

DWS Blue Chip Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

23 Financial Statements

27 Financial Highlights

32 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Investment Management Agreement Approval

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Board Members and Officers

58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. The fund may invest in various industries and certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2009

Average Annual Total Returns as of 10/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	18.99%	-7.29%	0.53%	-0.89%
Class B	18.11%	-8.05%	-0.32%	-1.72%
Class C	18.13%	-8.02%	-0.25%	-1.66%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	12.14%	-9.10%	-0.66%	-1.48%
Class B (max 4.00% CDSC)	15.11%	-8.52%	-0.47%	-1.72%
Class C (max 1.00% CDSC)	18.13%	-8.02%	-0.25%	-1.66%
No Sales Charges					Life of Class S*
Class S	19.45%	-7.06%	N/A	N/A	-0.63%
Institutional Class	19.24%	-6.96%	0.91%	-0.48%	N/A
Russell 1000® Index+	11.20%	-6.84%	0.71%	-0.46%	-0.35%
S&P 500® Index++	9.80%	-7.02%	0.33%	-0.95%	-0.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on February 1, 2005. Index returns began on January 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2009 are 1.13%, 2.04%, 1.91%, 0.95% and 0.69% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Blue Chip Fund — Class A [] Russell 1000 Index+ [] S&P 500 Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

++ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/09	$ 13.46	$ 12.34	$ 12.54	$ 13.49	$ 14.00
10/31/08	$ 11.43	$ 10.46	$ 10.65	$ 11.43	$ 11.92
Distribution Information: Twelve Months as of 10/31/09: Income Dividends	$ .11	$ .01	$ .02	$ .13	$ .17
Lipper Rankings — Multi-Cap Core Funds Category as of 10/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	183	of	798	23
3-Year	434	of	658	66
5-Year	297	of	507	59
10-Year	167	of	210	79
Class B 1-Year	216	of	798	28
3-Year	504	of	658	77
5-Year	379	of	507	75
10-Year	185	of	210	88
Class C 1-Year	213	of	798	27
3-Year	500	of	658	76
5-Year	373	of	507	74
10-Year	183	of	210	87
Class S 1-Year	168	of	798	22
3-Year	406	of	658	62
Institutional Class 1-Year	174	of	798	22
3-Year	394	of	658	60
5-Year	247	of	507	49
10-Year	157	of	210	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,228.10	$ 1,223.00	$ 1,222.20	$ 1,229.70	$ 1,230.20
Expenses Paid per $1,000*	$ 6.57	$ 11.21	$ 10.81	$ 5.23	$ 6.91
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/09	$ 1,019.31	$ 1,015.12	$ 1,015.48	$ 1,020.52	$ 1,019.00
Expenses Paid per $1,000*	$ 5.96	$ 10.16	$ 9.80	$ 4.74	$ 6.26

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Blue Chip Fund	1.17%	2.00%	1.93%	.93%	1.23%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Blue Chip Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Blue Chip Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Portfolio Manager

James B. Francis, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The US stock market experienced a stunning reversal of fortune during the past 12 months. When the fund's fiscal year began in November 2008, stocks were mired in the depths of a bear market that already had been in place for over a year. At that time, an evaporation of liquidity and the failure of numerous global banking institutions fueled investor fears that the global financial system was on the verge of collapse. The resulting flight from higher-risk assets sparked a slump that lasted well into the first quarter, reflecting mounting evidence that the financial crisis was beginning to weigh heavily on both economic growth and corporate earnings. Stock prices touched their low for the year on March 9, 2009 amid heightened investor panic, but this, in fact, marked the beginning of what proved to be one of the most impressive rallies in history. Hopes that the recession was over propelled the rebound through the end of the fund's fiscal year, helping the market to finish the one-year period deeply in positive territory.

The fund performed very well in this environment. The 18.99% return of the fund's Class A shares compares very favorably with the 11.20% return of the Russell 1000® Index and the 15.09% average return for the funds in the Lipper peer group, Multi-Cap Core Funds.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

We believe it is important to point out that the fund outperformed the Russell 1000 Index during both the market downturn and the subsequent rally. From October 31, 2008 through the market low on March 9, 2009, the fund's return of -24.95% outpaced the -28.81% return of the index. In the period characterized by the recovery — March 10 through October 31, 2009 — the fund's return of 58.54% beat the 56.21% return of the benchmark. Naturally, past performance is no guarantee of future results.3

In our view, the fund's ability to outperform in the two distinctly different parts of the past year helps illustrate the value of our strategy. Our approach to managing the fund is disciplined and dynamic — disciplined in the sense that we use a quantitative approach that measures numerous factors related to growth, value and market sentiment — and dynamic in that we can choose to give different weightings to these factors. For instance, we placed a greater emphasis on factors relating to price momentum during the downturn, which enabled us to avoid or underweight many of the worst-performing stocks at the time.4 By March, the market had reached a point where many stocks had begun to trade below their book values. We therefore elected to reduce the emphasis on price momentum and raise the importance of valuation, which enabled us to outperform the market on the way back up. The net result of these shifts was that the fund was well positioned to outpace the broader market for the full annual period.

We do not use subjective guidelines in adjusting the emphasis we place on various factors. Instead, we conduct a rigorous analysis of the past to determine which periods are most like now. To do this, we first define the criteria for what "like now" means. We use eight criteria that help measure the similarity across periods, such as the year-over-year change in leading economic indicators. Next, we measure how much each past period resembles "right now." Finally, we rank all past periods and use only those that are most similar. By analyzing the past, we strive to gain a sense of what factors we should emphasize and which we should deemphasize in evaluating the current period. In short, we tune our models to the current investment environment in order to maximize their effectiveness. Because investor behavior is consistent even as economies and markets change, we can use our knowledge of the investment and economic cycles to adopt strategies that can help the fund outperform.

Positive Contributions to Performance

We are pleased to report that the fund's stock picks outperformed the benchmark in nine of the ten major sectors. We generated the largest degree of outperformance in financials, the only sector to produce a negative return during the past year. We were able to avoid this potential obstacle, as the fund's holdings in financials remained consistent at 12% as the financial stocks in the benchmark declined. Our performance within financials was helped both by what we owned and by what we did not. In the latter category, our underweights or non-holdings in many of the sector's worst performers were extremely helpful given the large number of stocks that registered double-digit losses. In terms of what we did own, the most significant contribution came from our position in Bank of America Corp., which we purchased prior to its sizeable second-half rally. Performance in financials was also helped by our positions in SunTrust Banks Inc.* and Capital One Financial Corp.

Our next-best sector was materials, where our largest winners included the chemical company Ashland Inc. and the agricultural chemicals stocks Terra Industries Inc. and CF Industries Holdings, Inc.* A position in International Paper Co. also added value. Materials is a relatively small sector in the benchmark, with a weighting of less than 4%, but the return of our holdings — which was well above the return for the materials stocks in the Russell 1000 Index — added to the fund's outperformance.

Our third best sector was industrials, where we also outperformed by a wide margin. Strong contributions came from Graftech International Ltd., a manufacturer of industrial materials, and an underweight in General Electric,* which underperformed by a wide margin due to the fact that its financial arm makes up such a large portion of its total business.

The consumer discretionary and information technology sectors were also areas in which our stock selection added notable value.

Negative Contributions to Performance

The only sector in which our stock picks lagged was consumer staples. The one meaningful detractor was the supermarket chain Kroger Co., which lost ground due to rising competition from large chain stores. Otherwise, our results in the staples group were pressured by a number of small losses from companies that failed to keep pace with the market during the second half rally.

Among individual stocks, the largest individual detractors were Goldman Sachs Group Inc.,* Lockheed Martin Corp. and Wells Fargo Co.* All had only a minor effect on performance. Overall, we are satisfied that our approach proved highly effective in a potentially difficult period.

Outlook and Fund Positioning

As we head into 2010, the market is presenting investors with an unusual set of challenges. On one hand, the outlook for earnings and economic growth appears to be improving. On the other, the stock market has already generated a substantial return in a very short period of time. This conundrum is leading to a fierce debate about the "shape" of the economic recovery and how it affects valuation — a question that is playing out in the form of high day-to-day volatility for the stock market. Amid this tumult, we are maintaining a steady approach to individual stock selection. Over time, we believe our disciplined and dynamic methodology will help the fund achieve its goal of outperformance.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

3 Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

* Not held in the portfolio as of October 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/09	10/31/08

Common Stocks	96%	97%
Cash Equivalents	3%	2%
Government & Agency Obligations	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/09	10/31/08

Information Technology	18%	17%
Industrials	15%	11%
Health Care	14%	15%
Financials	12%	12%
Consumer Staples	11%	14%
Consumer Discretionary	11%	10%
Energy	9%	13%
Materials	5%	3%
Telecommunication Services	3%	4%
Utilities	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2009 (19.7% of Net Assets)
1. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.7%
2. Microsoft Corp. Developer of computer software	2.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.1%
4. ConocoPhillips Producer of petroleum and other natural gases	1.9%
5. JPMorgan Chase & Co. Provider of global financial services	1.8%
6. Archer-Daniels-Midland Co. Manufacturer of food products	1.8%
7. Medco Health Solutions, Inc. Provider of health care services	1.7%
8. AT&T, Inc. Provider of communications services	1.7%
9. Occidental Petroleum Corp. Producer of oil and natural gas	1.7%
10. Lockheed Martin Corp. Developer and manufacturer of advanced technology products and services	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2009

	Shares	Value ($)

Common Stocks 96.1%
Consumer Discretionary 10.1%
Auto Components 0.1%
Magna International, Inc. "A"	4,200	166,446
Distributors 0.1%
Genuine Parts Co.	4,300	150,457
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	53,600	3,141,496
Household Durables 1.0%
Garmin Ltd. (a)	66,400	2,009,264
Leggett & Platt, Inc.	41,200	796,396
Ryland Group, Inc.	6,200	115,010
		2,920,670
Internet & Catalog Retail 0.6%
Amazon.com, Inc.*	12,500	1,485,125
Liberty Media Corp. — Interactive "A"*	23,900	271,026
		1,756,151
Media 3.1%
Comcast Corp. "A"	222,900	3,232,050
DISH Network Corp. "A"*	26,300	457,620
McGraw-Hill Companies, Inc.	6,400	184,192
Time Warner Cable, Inc.	53,491	2,109,685
Time Warner, Inc.	85,833	2,585,290
		8,568,837
Multiline Retail 0.7%
Macy's, Inc.	109,900	1,930,943
Specialty Retail 3.0%
Barnes & Noble, Inc. (a)	25,200	418,572
Group 1 Automotive, Inc. (a)	9,600	244,032
Gymboree Corp.*	10,200	434,214
OfficeMax, Inc.*	14,000	160,020
RadioShack Corp.	53,100	896,859
Rent-A-Center, Inc.*	8,400	154,224
Ross Stores, Inc.	36,300	1,597,563
The Gap, Inc.	52,700	1,124,618
TJX Companies, Inc.	91,900	3,432,465
		8,462,567
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.	38,000	679,820
Liz Claiborne, Inc.	52,800	303,072
Wolverine World Wide, Inc.	9,700	248,126
		1,231,018
Consumer Staples 10.8%
Beverages 0.1%
Coca-Cola Enterprises, Inc.	16,200	308,934
Food & Staples Retailing 2.7%
Kroger Co.	128,900	2,981,457
Sysco Corp.	30,100	796,145
Wal-Mart Stores, Inc.	76,100	3,780,648
		7,558,250
Food Products 2.9%
Archer-Daniels-Midland Co.	165,500	4,984,860
Bunge Ltd. (a)	34,700	1,979,982
Campbell Soup Co.	6,800	215,900
Chiquita Brands International, Inc.*	14,200	229,898
Darling International, Inc.*	20,500	142,475
Fresh Del Monte Produce, Inc.*	19,000	412,490
Tyson Foods, Inc. "A"	25,400	318,008
		8,283,613
Household Products 3.2%
Colgate-Palmolive Co.	54,900	4,316,787
Kimberly-Clark Corp.	76,500	4,678,740
		8,995,527
Personal Products 0.3%
Herbalife Ltd.	19,800	666,270
Mead Johnson Nutrition Co. "A" (a)	6,600	277,464
		943,734
Tobacco 1.6%
Lorillard, Inc.	17,900	1,391,188
Philip Morris International, Inc.	64,600	3,059,456
		4,450,644
Energy 8.7%
Energy Equipment & Services 1.8%
Helix Energy Solutions Group, Inc.*	33,100	454,463
Hercules Offshore, Inc.*	30,400	155,952
Noble Corp.	82,100	3,344,754
Oil States International, Inc.* (a)	18,000	619,920
Rowan Companies, Inc.	21,800	506,850
		5,081,939
Oil, Gas & Consumable Fuels 6.9%
Alpha Natural Resources, Inc.*	5,400	183,438
Anadarko Petroleum Corp.	13,400	816,462
Cimarex Energy Co.	34,000	1,331,440
ConocoPhillips	105,700	5,304,026
Encore Acquisition Co.*	42,900	1,590,303
EXCO Resources, Inc.	12,900	201,498
ExxonMobil Corp.	86	6,164
Mariner Energy, Inc.*	61,800	787,332
McMoRan Exploration Co.* (a)	52,600	404,494
Murphy Oil Corp.	53,100	3,246,534
Occidental Petroleum Corp.	63,900	4,848,732
Overseas Shipholding Group, Inc.	7,200	282,600
W&T Offshore, Inc. (a)	32,600	379,790
		19,382,813
Financials 11.8%
Capital Markets 1.3%
Bank of New York Mellon Corp.	72,400	1,930,184
Franklin Resources, Inc.	9,600	1,004,448
Morgan Stanley	23,800	764,456
		3,699,088
Commercial Banks 1.2%
Comerica, Inc.	9,900	274,725
Huntington Bancshares, Inc.	77,000	293,370
KeyCorp	36,300	195,657
Marshall & Ilsley Corp.	100,000	532,000
Popular, Inc.	75,700	163,512
Regions Financial Corp.	234,200	1,133,528
Synovus Financial Corp.	104,300	231,546
Zions Bancorp. (a)	26,300	372,408
		3,196,746
Consumer Finance 1.4%
Capital One Financial Corp.	47,300	1,731,180
Discover Financial Services	163,300	2,309,062
		4,040,242
Diversified Financial Services 3.7%
Bank of America Corp.	215,000	3,134,700
Citigroup, Inc.	476,900	1,950,521
JPMorgan Chase & Co.	124,200	5,187,834
PHH Corp.* (a)	12,600	203,616
		10,476,671
Insurance 3.8%
ACE Ltd.*	80,100	4,113,936
Aflac, Inc.	5,200	215,748
Allied World Assurance Co. Holdings Ltd.	8,900	398,364
Arch Capital Group Ltd.*	6,400	431,168
Berkshire Hathaway, Inc. "B"* (a)	800	2,626,400
Everest Re Group Ltd.	4,000	349,960
Hartford Financial Services Group, Inc.	49,700	1,218,644
Old Republic International Corp.	39,500	421,860
Prudential Financial, Inc.	2,800	126,644
The Travelers Companies, Inc.	17,500	871,325
		10,774,049
Real Estate Investment Trusts 0.3%
Essex Property Trust, Inc. (REIT)	3,400	255,612
Public Storage (REIT)	3,000	220,800
Rayonier, Inc. (REIT)	6,500	250,770
Walter Investment Management Corp. (REIT)	13,437	174,950
		902,132
Real Estate Management & Development 0.1%
The St. Joe Co.* (a)	6,300	150,822
Health Care 13.9%
Biotechnology 1.7%
Gilead Sciences, Inc.*	84,900	3,612,495
Myriad Genetics, Inc.*	10,300	250,084
PDL BioPharma, Inc.	103,700	872,117
		4,734,696
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.	28,600	1,546,116
Becton, Dickinson & Co.	17,100	1,168,956
Covidien PLC	13,900	585,468
		3,300,540
Health Care Providers & Services 6.1%
Aetna, Inc.	130,000	3,383,900
Amedisys, Inc.* (a)	7,900	314,341
AmerisourceBergen Corp.	23,400	518,310
Coventry Health Care, Inc.*	57,400	1,138,242
Emergency Medical Services Corp. "A"*	5,400	259,308
Express Scripts, Inc.*	15,400	1,230,768
Humana, Inc.*	19,400	729,052
Kindred Healthcare, Inc.*	17,300	254,310
Magellan Health Services, Inc.*	8,200	263,466
McKesson Corp.	68,400	4,017,132
Medco Health Solutions, Inc.*	87,500	4,910,500
Universal Health Services, Inc. "B"	4,300	239,295
		17,258,624
Pharmaceuticals 4.9%
Abbott Laboratories	46,600	2,356,562
Eli Lilly & Co. (a)	124,900	4,247,849
Johnson & Johnson	5,900	348,395
Pfizer, Inc.	348,700	5,938,361
Watson Pharmaceuticals, Inc.*	25,400	874,268
		13,765,435
Industrials 14.3%
Aerospace & Defense 6.6%
Alliant Techsystems, Inc.*	4,900	381,122
General Dynamics Corp.	39,100	2,451,570
Goodrich Corp.	38,100	2,070,735
Honeywell International, Inc.	18,400	660,376
ITT Corp.	7,500	380,250
L-3 Communications Holdings, Inc.	14,600	1,055,434
Lockheed Martin Corp.	68,600	4,718,994
Northrop Grumman Corp.	89,800	4,501,674
Raytheon Co.	51,900	2,350,032
		18,570,187
Air Freight & Logistics 0.8%
United Parcel Service, Inc. "B" (a)	41,300	2,216,984
Airlines 0.5%
AMR Corp.* (a)	96,900	522,291
UAL Corp.* (a)	129,400	842,394
		1,364,685
Commercial Services & Supplies 0.6%
R.R. Donnelley & Sons Co.	66,600	1,337,328
The Brink's Co.	10,800	256,284
		1,593,612
Construction & Engineering 1.4%
EMCOR Group, Inc.*	39,300	928,266
Fluor Corp.	38,500	1,710,170
Jacobs Engineering Group, Inc.*	7,700	325,633
KBR, Inc.	17,400	356,178
Shaw Group, Inc.*	19,700	505,502
Tutor Perini Corp.*	15,400	271,810
		4,097,559
Electrical Equipment 0.5%
GrafTech International Ltd.*	102,300	1,381,050
Industrial Conglomerates 0.2%
Tyco International Ltd.	22,000	738,100
Machinery 1.6%
Cummins, Inc.	11,600	499,496
Flowserve Corp.	17,000	1,669,570
Ingersoll-Rand PLC	9,600	303,264
Navistar International Corp.*	12,000	397,680
Oshkosh Corp.	13,500	422,010
Parker Hannifin Corp.	13,300	704,368
Trinity Industries, Inc. (a)	23,900	403,432
		4,399,820
Professional Services 0.7%
Manpower, Inc.	40,800	1,934,328
Road & Rail 1.1%
Con-way, Inc.	13,300	438,767
Ryder System, Inc.	60,400	2,449,220
Werner Enterprises, Inc.	8,200	153,750
		3,041,737
Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc. "A"	3,200	137,760
W.W. Grainger, Inc.	8,400	787,332
		925,092
Information Technology 17.5%
Communications Equipment 0.9%
Cisco Systems, Inc.*	34,800	795,180
Harris Corp.	20,400	851,088
QUALCOMM, Inc.	23,000	952,430
		2,598,698
Computers & Peripherals 5.6%
Apple, Inc.*	24,200	4,561,700
International Business Machines Corp.	61,900	7,465,759
NCR Corp.*	25,300	256,795
QLogic Corp.*	40,300	706,862
Western Digital Corp.*	82,400	2,775,232
		15,766,348
Electronic Equipment, Instruments & Components 2.6%
Amphenol Corp. "A"	7,200	288,864
Arrow Electronics, Inc.*	33,400	846,356
Avnet, Inc.*	53,200	1,318,296
Flextronics International Ltd.*	214,200	1,388,016
Ingram Micro, Inc. "A"*	32,200	568,330
Jabil Circuit, Inc.	136,500	1,826,370
Tech Data Corp.*	15,000	576,450
Tyco Electronics Ltd.	29,300	622,625
		7,435,307
Internet Software & Services 1.4%
Google, Inc. "A"*	6,002	3,217,792
VeriSign, Inc.*	32,200	734,482
		3,952,274
IT Services 2.8%
Accenture PLC "A"	83,600	3,099,888
Automatic Data Processing, Inc.	17,000	676,600
Broadridge Financial Solutions, Inc.	10,700	222,667
Computer Sciences Corp.*	49,600	2,515,216
Global Payments, Inc.	5,600	275,688
SAIC, Inc.* (a)	31,400	556,094
Unisys Corp.* (a)	13,330	388,436
		7,734,589
Semiconductors & Semiconductor Equipment 0.6%
Intel Corp.	46,000	879,060
Texas Instruments, Inc.	35,300	827,785
		1,706,845
Software 3.6%
BMC Software, Inc.*	12,100	449,636
Check Point Software Technologies Ltd.*	23,500	730,145
Microsoft Corp.	263,000	7,292,990
Symantec Corp.*	67,400	1,184,892
VMware, Inc. "A"*	10,300	395,829
		10,053,492
Materials 4.4%
Chemicals 1.2%
Ashland, Inc. (a)	31,400	1,084,556
Eastman Chemical Co.	4,900	257,299
Lubrizol Corp.	7,000	465,920
Terra Industries, Inc.	55,100	1,750,527
		3,558,302
Metals & Mining 1.4%
Cliffs Natural Resources, Inc. (a)	94,000	3,343,580
Reliance Steel & Aluminum Co.	7,600	277,248
Walter Energy, Inc.	5,500	321,750
		3,942,578
Paper & Forest Products 1.8%
Domtar Corp.* (a)	7,800	326,742
International Paper Co.	209,600	4,676,176
		5,002,918
Telecommunication Services 3.0%
Diversified Telecommunication Services 2.9%
AT&T, Inc.	191,200	4,908,104
Chunghwa Telecom Co., Ltd. (ADR)	10,530	183,011
Verizon Communications, Inc.	102,600	3,035,934
		8,127,049
Wireless Telecommunication Services 0.1%
Mobile TeleSystems (ADR)	6,300	285,390
Utilities 1.6%
Electric Utilities 0.4%
Edison International	21,600	687,312
Exelon Corp.	4,500	211,320
Pepco Holdings, Inc.	13,300	198,569
		1,097,201
Gas Utilities 0.1%
ONEOK, Inc.	9,900	358,479
Independent Power Producers & Energy Traders 0.7%
AES Corp.*	106,100	1,386,727
NRG Energy, Inc.* (a)	26,833	616,891
		2,003,618
Multi-Utilities 0.4%
Dominion Resources, Inc.	19,700	671,573
NiSource, Inc.	41,500	536,180
		1,207,753
Total Common Stocks (Cost $249,121,402)		270,727,079
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.5%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $1,284,071)	1,285,000	1,284,490
	Shares	Value ($)

Securities Lending Collateral 6.9%
Daily Assets Fund Institutional, 0.27% (c) (d) (Cost $19,412,528)	19,412,528	19,412,528

Cash Equivalents 3.6%
Central Cash Management Fund, 0.19% (c) (Cost $10,221,293)	10,221,293	10,221,293
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $280,039,294)+	107.1	301,645,390
Other Assets and Liabilities, Net	(7.1)	(20,092,213)
Net Assets	100.0	281,553,177

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $283,550,770. At October 31, 2009, net unrealized appreciation for all securities based on tax cost was $18,094,620. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,247,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,152,691.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2009 amounted to $18,436,444, which is 6.5% of net assets.

(b) At October 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At October 31, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P E-Mini 500 Index	12/18/2009	208	10,895,851	10,743,200	(152,651)

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 270,727,079	$ —	$ —	$ 270,727,079
Short-Term Investments (e)	29,633,821	1,284,490	—	30,918,311
Total	$ 300,360,900	$ 1,284,490	$ —	$ 301,645,390
Liabilities
Derivatives (f)	$ (152,651)	$ —	$ —	$ (152,651)
Total	$ (152,651)	$ —	$ —	$ (152,651)

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2009
Assets
Investments: Investments in securities, at value (cost $250,405,473) — including $18,436,444 of securities loaned	$ 272,011,569
Investment in Daily Assets Fund Institutional (cost $19,412,528)*	19,412,528
Investment in Central Cash Management Fund (cost $10,221,293)	10,221,293
Total investments, at value (cost $280,039,294)	301,645,390
Deposit with broker for open futures contracts	33
Foreign currency, at value (cost $4,539)	4,277
Dividends receivable	376,030
Foreign taxes recoverable	14,002
Interest receivable	4,800
Receivable for Fund shares sold	76,894
Other assets	35,258
Total assets	302,156,684
Liabilities
Payable upon return of securities loaned	19,412,528
Payable for daily variation margin on open futures contracts	298,885
Payable for Fund shares redeemed	351,911
Accrued management fee	125,453
Other accrued expenses and payables	414,730
Total liabilities	20,603,507
Net assets, at value	$ 281,553,177
Net Assets Consist of
Undistributed net investment income	2,406,688
Net unrealized appreciation (depreciation) on: Investments	21,606,096
Futures	(152,651)
Foreign currency	(262)
Accumulated net realized gain (loss)	(129,957,920)
Paid-in capital	387,651,226
Net assets, at value	$ 281,553,177

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($232,442,491 ÷ 17,267,614 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.46
Maximum offering price per share (100 ÷ 94.25 of $13.46)	$ 14.28

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,533,032 ÷ 1,096,944 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 12.34

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,893,250 ÷ 1,665,578 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 12.54
Class S Net Asset Value, offering and redemption price per share ($14,554,350 ÷ 1,079,135 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 13.49
Institutional Class Net Asset Value, offering and redemption price per share ($130,054 ÷ 9,288 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 14.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,876)	$ 5,390,748
Interest	1,921
Income distributions — affiliated cash management vehicles	49,943
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	427,267
Total Income	5,869,879
Expenses: Management fee	1,211,425
Services to shareholders	896,049
Administration fee	253,069
Distribution and service fees	798,153
Reports to shareholders	61,509
Professional fees	70,656
Custodian fee	18,580
Registration fees	78,652
Trustees' fees and expenses	7,777
Other	25,761
Total expenses before expense reductions	3,421,631
Expense reductions	(24,691)
Total expenses after expense reductions	3,396,940
Net investment income (loss)	2,472,939
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(72,786,199)
Futures	(159,482)
(72,945,681)
Change in net unrealized appreciation (depreciation) on: Investments	113,798,136
Futures	625,515
Foreign currency	437
114,424,088
Net gain (loss)	41,478,407
Net increase (decrease) in net assets resulting from operations	$ 43,951,346

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2009	2008
Operations: Net investment income (loss)	$ 2,472,939	$ 2,486,018
Net realized gain (loss)	(72,945,681)	(52,416,917)
Change in net unrealized appreciation (depreciation)	114,424,088	(151,924,277)
Net increase (decrease) in net assets resulting from operations	43,951,346	(201,855,176)
Distributions to shareholders from: Net investment income: Class A	(2,077,372)	(3,079,022)
Class B	(19,606)	—
Class C	(41,615)	—
Class S	(134,480)	(134,793)
Institutional Class	(20,096)	(187,355)
Net realized gains: Class A	—	(55,864,357)
Class B	—	(6,808,452)
Class C	—	(5,458,631)
Class S	—	(1,887,960)
Institutional Class	—	(2,053,080)
Total distributions	(2,293,169)	(75,473,650)
Fund share transactions: Proceeds from shares sold	30,074,854	51,937,293
Reinvestment of distributions	2,178,177	71,652,152
Cost of shares redeemed	(61,494,343)	(149,338,097)
Redemption fees	540	3,387
Net increase (decrease) in net assets from Fund share transactions	(29,240,772)	(25,745,265)
Increase (decrease) in net assets	12,417,405	(303,074,091)
Net assets at beginning of period	269,135,772	572,209,863
Net assets at end of period (including undistributed net investment income of $2,406,688 and $2,225,948, respectively)	$ 281,553,177	$ 269,135,772

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 22.57	$ 22.16	$ 19.07	$ 17.30
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.11	.14	.17[d]	.09
Net realized and unrealized gain (loss)	2.02	(8.15)	2.47	2.98	1.73
Total from investment operations	2.14	(8.04)	2.61	3.15	1.82
Less distributions from: Net investment income	(.11)	(.16)	(.14)	(.06)	(.05)
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.11)	(3.10)	(2.20)	(.06)	(.05)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 13.46	$ 11.43	$ 22.57	$ 22.16	$ 19.07
Total Return (%)[b]	18.99	(40.56)[c]	12.68	16.54[d]	10.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	218	436	429	405
Ratio of expenses (%)	1.26	1.19	1.13	1.12	1.19
Ratio of net investment income (%)	1.06	.69	.68	.82[d]	.49
Portfolio turnover rate (%)	82	140	266	259	329

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 20.92	$ 20.72	$ 17.94	$ 16.37
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.01)	(.01)	(.01)[d]	(.04)
Net realized and unrealized gain (loss)	1.86	(7.51)	2.27	2.79	1.61
Total from investment operations	1.89	(7.52)	2.26	2.78	1.57
Less distributions from: Net investment income	(.01)	—	—	—	—
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.01)	(2.94)	(2.06)	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.34	$ 10.46	$ 20.92	$ 20.72	$ 17.94
Total Return (%)[b]	18.11[c]	(41.08)[c]	11.72	15.50[c,d]	9.59[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	19	52	74	100
Ratio of expenses before expense reductions (%)	2.20	2.10	1.99	2.11	2.16
Ratio of expenses after expense reductions (%)	2.03	2.09	1.99	2.02	2.01
Ratio of net investment income (loss) (%)	.34	(.21)	(.18)	(.06)[d]	(.33)
Portfolio turnover rate (%)	82	140	266	259	329

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 10.65	$ 21.22	$ 20.97	$ 18.12	$ 16.53
Income (loss) from investment operations: Net investment income (loss)[a]	.03	(.00)*	(.00)*	.02[d]	(.04)
Net realized and unrealized gain (loss)	1.88	(7.63)	2.31	2.83	1.63
Total from investment operations	1.91	(7.63)	2.31	2.85	1.59
Less distributions from: Net investment income	(.02)	—	—	—	—
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.02)	(2.94)	(2.06)	—	—
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.54	$ 10.65	$ 21.22	$ 20.97	$ 18.12
Total Return (%)[b]	18.13	(41.06)[c]	11.77	15.73[d]	9.62[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	40	43	43
Ratio of expenses before expense reductions (%)	2.02	1.97	1.91	1.83	2.02
Ratio of expenses after expense reductions (%)	2.02	1.97	1.91	1.83	2.00
Ratio of net investment income (loss) (%)	.29	(.09)	(.10)	.11[d]	(.32)
Portfolio turnover rate (%)	82	140	266	259	329

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 22.59	$ 22.15	$ 19.10	$ 18.44
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.15	.19	.19[d]	.07
Net realized and unrealized gain (loss)	2.03	(8.16)	2.48	2.98	.59
Total from investment operations	2.19	(8.01)	2.67	3.17	.66
Less distributions from: Net investment income	(.13)	(.21)	(.17)	(.12)	—
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.13)	(3.15)	(2.23)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 13.49	$ 11.43	$ 22.59	$ 22.15	$ 19.10
Total Return (%)	19.45	(40.48)[c]	12.91	16.72[c,d]	3.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	12	15	4	1
Ratio of expenses before expense reductions (%)	.96	1.01	.91	1.02	1.12*
Ratio of expenses after expense reductions (%)	.96	1.01	.91	1.01	1.00*
Ratio of net investment income (%)	1.35	.87	.90	.91[d]	.49*
Portfolio turnover rate (%)	82	140	266	259	329

[a] For the period from February 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 11.92	$ 23.43	$ 22.91	$ 19.73	$ 17.90
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.17	.24	.26[c]	.17
Net realized and unrealized gain (loss)	2.09	(8.47)	2.58	3.07	1.80
Total from investment operations	2.25	(8.30)	2.82	3.33	1.97
Less distributions from: Net investment income	(.17)	(.27)	(.24)	(.15)	(.14)
Net realized gains	—	(2.94)	(2.06)	—	—
Total distributions	(.17)	(3.21)	(2.30)	(.15)	(.14)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 14.00	$ 11.92	$ 23.43	$ 22.91	$ 19.73
Total Return (%)	19.24	(40.34)[b]	13.21	17.02[b,c]	11.04[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	2	29	41	73
Ratio of expenses before expense reductions (%)	1.16	.75	.67	.78	.77
Ratio of expenses after expense reductions (%)	1.16	.75	.67	.73	.73
Ratio of net investment income (%)	1.38	1.13	1.14	1.25[c]	.95
Portfolio turnover rate (%)	82	140	266	259	329

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.012 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Blue Chip Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The Fund uses futures contracts in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2009, the Fund invested in futures contracts with a total value ranging from approximately $6,827,000 to $10,743,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ (152,651)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ (159,482)

The above derivative is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ 625,515

The above derivative is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $126,600,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($53,475,000) and October 31, 2017 ($73,125,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 2,406,474
Capital loss carryforwards	$ (126,600,000)
Net unrealized appreciation (depreciation) on investments	$ 18,094,620

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2009	2008
Distributions from ordinary income	$ 2,293,169	$ 38,529,285*
Distributions from long-term capital gains	$ —	$ 36,944,365

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2009, purchases and sales of investment securities (excluding short-term instruments) aggregated $202,045,443 and $234,766,402, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

For the period from November 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.08%.

Effective October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.26%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2009, the Administration Fee was $253,069, of which $24,913 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2009
Class A	$ 577,318	—	$ 95,889
Class B	70,698	24,691	13,592
Class C	55,191	—	9,096
Class S	26,743	—	5,157
Institutional Class	2,854	—	112
	$ 732,804	$ 24,691	$ 123,846

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2009
Class B	$ 110,919	$ 8,891
Class C	139,034	13,665
	$ 249,953	$ 22,556

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2009	Annual Effective Rate
Class A	$ 471,181	$ 68,389.23%
Class B	33,826	4,617.23%
Class C	43,193	6,656.23%
	$ 548,200	$ 79,662

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2009 aggregated $16,424.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2009, the CDSC for Class B and C shares aggregated $23,795 and $669, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $37,046, of which $11,081 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,942,831	$ 21,968,700	2,188,288	$ 36,398,952
Class B	185,507	1,891,288	195,284	2,880,977
Class C	302,490	3,149,123	286,469	4,439,885
Class S	280,865	3,042,807	482,246	8,156,031
Institutional Class	2,123	22,936	3,019	61,448
		$ 30,074,854		$ 51,937,293
Shares issued to shareholders in reinvestment of distributions
Class A	184,817	$ 1,966,455	3,112,018	$ 55,519,258
Class B	1,931	18,963	402,504	6,625,340
Class C	4,038	40,287	315,165	5,275,857
Class S	12,453	132,377	111,680	1,991,261
Institutional Class	1,817	20,095	120,713	2,240,436
		$ 2,178,177		$ 71,652,152
Shares redeemed
Class A	(3,929,565)	$ (43,641,505)	(5,564,120)	$ (90,957,058)
Class B	(876,311)	(9,016,817)	(1,300,556)	(20,217,845)
Class C	(438,422)	(4,503,202)	(703,548)	(10,814,698)
Class S	(255,038)	(2,826,287)	(197,096)	(3,138,271)
Institutional Class	(121,005)	(1,506,532)	(1,236,226)	(24,210,225)
		$ (61,494,343)		$ (149,338,097)
Redemption fees		$ 540		$ 3,387
Net increase (decrease)
Class A	(1,801,917)	$ (19,706,153)	(263,814)	$ 961,855
Class B	(688,873)	(7,106,504)	(702,768)	(10,711,473)
Class C	(131,894)	(1,313,618)	(101,914)	(1,098,953)
Class S	38,280	349,004	396,830	7,011,647
Institutional Class	(117,065)	(1,463,501)	(1,112,494)	(21,908,341)
		$ (29,240,772)		$ (25,745,265)

F. Review for Subsequent Events

Management has reviewed the events and transactions from November 1, 2009 through December 18, 2009, the date the financial statements were available to be issued for subsequent events, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Blue Chip Fund:

We have audited the accompanying statement of assets and liabilities of DWS Blue Chip Fund (the "Fund"), including the investment portfolio, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Blue Chip Fund at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 18, 2009

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $5,930,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on US government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)

		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006

Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present

Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present

Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Effective November 18, 2009, Mr. Schwarzer resigned from the Board. The mailing address of Mr. Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer was an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer received no compensation from the fund.

5 Executive title, not a board directorship.

6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

8 Address: 345 Park Avenue, New York, New York 10154.

9 Address: One Beacon Street, Boston, MA 02108.

10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KBCAX	KBCBX	KBCCX	KBCSX	KBCIX
CUSIP Number	233372 101	233372 200	233372 309	233372 507	233372 408
Fund Number	031	231	331	2331	1431

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2009, DWS Blue Chip Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BLUE CHIP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$47,697	$0	$6,504	$0
2008	$50,644	$0	$6,906	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$440,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,504	$440,000	$711,000	$1,157,504
2008	$6,906	$382,000	$1,474,733	$1,863,639

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Blue Chip Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 30, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2009